Exhibit 99.2
Reinsurance Group of America, Incorporated®
Financial Supplement
Second Quarter 2009
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”
Contacts:
Jack B. Lay
Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com
John Hayden
Vice President
Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2009
Table of Contents

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
Additionally, RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reinsurance Group of America, Incorporated
Financial Highlights
Second Quarter 2009

	Three Months Ended or As of					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands, except inforce & per share data)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Net premiums	$1,375,181	$1,346,047	$1,389,091	$1,303,590	$1,358,555	$16,626	$2,721,228	$2,656,620	$64,608
Net income — continuing operations	153,179	23,290	15,170	25,250	110,806	42,373	176,469	147,395	29,074
Operating income	130,562	67,355	99,966	118,542	109,688	20,874	197,917	180,645	17,272
Total assets	22,649,349	21,634,314	21,658,818	21,844,347	22,410,167	239,182

Assumed Ordinary Life Reinsurance in Force (in billions)
U.S.	$1,280.5	$1,285.6	$1,274.5	$1,265.6	$1,258.6	$21.9	$1,280.5	$1,258.6	$21.9
Canada	234.3	209.9	209.5	231.4	230.9	3.4	234.3	230.9	3.4
Europe & South Africa	382.9	332.8	325.2	368.9	419.4	(36.5)	382.9	419.4	(36.5)
Asia Pacific	321.6	293.0	298.9	310.6	330.6	(9.0)	321.6	330.6	(9.0)

Total Life Reinsurance in Force	$2,219.3	$2,121.3	$2,108.1	$2,176.5	$2,239.5	$(20.2)	$2,219.3	$2,239.5	$(20.2)

Assumed New Business Production (in billions)
U.S.	$25.8	$35.5	$33.7	$30.5	$35.5	$(9.7)	$61.3	$70.2	$(8.9)
Canada	9.6	9.9	12.1	14.5	11.7	(2.1)	19.5	24.6	(5.1)
Europe & South Africa	22.7	36.0	28.2	21.4	19.4	3.3	58.7	37.9	20.8
Asia Pacific	3.3	3.8	9.2	7.5	4.9	(1.6)	7.1	15.2	(8.1)

Total New Business Production	$61.4	$85.2	$83.2	$73.9	$71.5	$(10.1)	$146.6	$147.9	$(1.3)

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$2.11	$0.32	$0.22	$0.41	$1.78	$0.33	$2.43	$2.37	$0.06
Operating income	$1.79	$0.93	$1.45	$1.90	$1.76	$0.03	$2.72	$2.90	$(0.18)
Diluted earnings per share from continuing operations
Net income	$2.10	$0.32	$0.22	$0.40	$1.73	$0.37	$2.42	$2.30	$0.12
Operating income	$1.79	$0.92	$1.45	$1.86	$1.71	$0.08	$2.71	$2.82	$(0.11)

Wgt. average common shares outstanding (basic)	72,770	72,710	68,831	62,323	62,284	10,486	72,740	62,214	10,526
Wgt. average common shares outstanding (diluted)	72,939	72,884	69,176	63,607	63,982	8,957	72,912	64,106	8,806

Common shares issued	73,364	73,363	73,363	63,128	63,128	10,236	73,364	63,128
Treasury shares	589	600	741	803	812	(223)	589	812
Common shares outstanding	72,775	72,763	72,622	62,325	62,316	10,459	72,775	62,316

Book value per share	$42.59	$33.99	$36.03	$41.83	$49.13
Per share effect of accumulated other comprehensive income (AOCI)	$(3.31)	$(9.79)	$(7.55)	$(3.56)	$4.09
Book value per share, excluding AOCI	$45.90	$43.78	$43.58	$45.39	$45.04

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,375,181	$1,346,047	$1,389,091	$1,303,590	$1,358,555	$16,626	$2,721,228	$2,656,620	$64,608
Investment income, net of related expenses	284,636	223,196	196,634	220,248	254,868	29,768	507,832	454,394	53,438
Investment related gains (losses), net
OTTI on fixed maturity securities	(36,942)	(34,395)	(15,226)	(92,388)	(548)	(36,394)	(71,337)	(5,699)	(65,638)
OTTI on fixed maturity securities transferred to AOCI	16,135	—	—	—	—	16,135	16,135	—	16,135
Other investment related gains (losses), net	98,995	(37,867)	(228,333)	(148,919)	(6,531)	105,526	61,128	(156,640)	217,768

Total investment related gains (losses), net	78,188	(72,262)	(243,559)	(241,307)	(7,079)	85,267	5,926	(162,339)	168,265
Other revenue	75,161	33,859	25,869	27,764	36,262	38,899	109,020	54,198	54,822

Total revenues	1,813,166	1,530,840	1,368,035	1,310,295	1,642,606	170,560	3,344,006	3,002,873	341,133

Benefits and expenses:
Claims and other policy benefits	1,123,696	1,169,744	1,150,645	1,062,948	1,128,827	(5,131)	2,293,440	2,248,339	45,101
Interest credited	72,897	36,909	86,989	9,293	63,000	9,897	109,806	136,897	(27,091)
Policy acquisition costs and other insurance expenses	308,403	198,801	27,529	124,836	189,272	119,131	507,204	205,534	301,670
Other operating expenses	71,095	66,749	53,694	63,886	61,997	9,098	137,844	125,337	12,507
Interest expense	19,595	22,117	21,552	9,935	21,580	(1,985)	41,712	44,674	(2,962)
Collateral finance facility expense	2,057	2,314	7,432	6,851	6,966	(4,909)	4,371	14,440	(10,069)

Total benefits and expenses	1,597,743	1,496,634	1,347,841	1,277,749	1,471,642	126,101	3,094,377	2,775,221	319,156

Income before income taxes — continuing operations	215,423	34,206	20,194	32,546	170,964	44,459	249,629	227,652	21,977

Income tax expense	62,244	10,916	5,024	7,296	60,158	2,086	73,160	80,257	(7,097)

Income — continuing operations	153,179	23,290	15,170	25,250	110,806	42,373	176,469	147,395	29,074
Loss from discontinued operations	—	—	(5,809)	(22)	(104)	104	—	(5,188)	5,188

Net income	$153,179	$23,290	$9,361	$25,228	$110,702	$42,477	$176,469	$142,207	$34,262

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	215,423	34,206	20,194	32,546	170,964	44,459	249,629	227,652	21,977
Investment and Derivative losses (gains) — non-operating (1)	148,794	68,312	(146,818)	99,801	1,962	146,832	217,106	2,824	214,282
Change in value of B36 embedded derivatives (1)	(64,337)	40,425	161,021	106,797	11,452	(75,789)	(23,912)	159,980	(183,892)
GMXB embedded derivatives (1)	(161,237)	(35,213)	230,775	35,772	(5,357)	(155,880)	(196,450)	935	(197,385)
EIA embedded derivatives — interest credited	(12,772)	(8,124)	48,896	(43,871)	(9,248)	(3,524)	(20,896)	55,238	(76,134)
EIA embedded derivatives — policy acq. costs	1,748	1,304	(5,697)	8,274	2,390	(642)	3,052	(9,700)	12,752
DAC offset, net	92,846	1,529	(157,941)	(63,394)	(2,817)	95,663	94,375	(158,118)	252,493
Gain on debt repurchase	(38,875)	—	—	—	—	(38,875)	(38,875)	—	(38,875)

Operating Income Before Income Taxes	181,590	102,439	150,430	175,925	169,346	12,244	284,029	278,811	5,218

After-tax Operating Income Reconciliation:
Income — continuing operations	153,179	23,290	15,170	25,250	110,806	42,373	176,469	147,395	29,074
Investment and Derivative losses (gains) — non-operating (1)	96,091	44,117	(95,289)	64,967	1,207	94,884	140,208	1,831	138,377
Change in value of B36 embedded derivatives (1)	(41,819)	26,276	104,664	69,418	7,444	(49,263)	(15,543)	103,987	(119,530)
GMXB embedded derivatives (1)	(104,805)	(22,888)	150,003	23,252	(3,482)	(101,323)	(127,693)	608	(128,301)
EIA embedded derivatives — interest credited	(8,301)	(5,281)	31,782	(28,516)	(6,011)	(2,290)	(13,582)	35,905	(49,487)
EIA embedded derivatives — policy acq. costs	1,136	848	(3,703)	5,378	1,554	(418)	1,984	(6,305)	8,289
DAC offset, net	60,350	993	(102,661)	(41,207)	(1,830)	62,180	61,343	(102,776)	164,119
Gain on debt repurchase	(25,269)	—	—	—	—	(25,269)	(25,269)	—	(25,269)

Operating Income	130,562	67,355	99,966	118,542	109,688	20,874	197,917	180,645	17,272

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands, except per share data)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,375,181	$1,346,047	$1,389,091	$1,303,590	$1,358,555	$16,626	$2,721,228	$2,656,620	$64,608
Investment income, net of related expenses	284,636	223,196	196,634	220,248	254,868	29,768	507,832	454,394	53,438
Investment related gains (losses), net	1,408	1,262	1,419	1,063	978	430	2,670	1,400	1,270
Other revenue	36,286	33,859	25,869	27,764	36,262	24	70,145	54,198	15,947

Total revenues	1,697,511	1,604,364	1,613,013	1,552,665	1,650,663	46,848	3,301,875	3,166,612	135,263

Benefits and expenses:
Claims and other policy benefits	1,123,696	1,169,744	1,150,645	1,062,948	1,128,827	(5,131)	2,293,440	2,248,339	45,101
Interest credited	85,669	45,033	38,093	53,164	72,248	13,421	130,702	81,659	49,043
Policy acquisition costs and other insurance expenses	213,809	195,968	191,167	179,956	189,699	24,110	409,777	373,352	36,425
Other operating expenses	71,095	66,749	53,694	63,886	61,997	9,098	137,844	125,337	12,507
Interest expense	19,595	22,117	21,552	9,935	21,580	(1,985)	41,712	44,674	(2,962)
Collateral finance facility expense	2,057	2,314	7,432	6,851	6,966	(4,909)	4,371	14,440	(10,069)

Total benefits and expenses	1,515,921	1,501,925	1,462,583	1,376,740	1,481,317	34,604	3,017,846	2,887,801	130,045

Operating income before income taxes	181,590	102,439	150,430	175,925	169,346	12,244	284,029	278,811	5,218

Operating income tax expense	51,028	35,084	50,464	57,383	59,658	(8,630)	86,112	98,166	(12,054)

Operating income	$130,562	$67,355	$99,966	$118,542	$109,688	$20,874	$197,917	$180,645	$17,272

Wgt. Average Common Shares Outstanding (Diluted)	72,939	72,884	69,176	63,607	63,982	8,957	72,912	64,106	8,806

Diluted Earnings Per Share — Operating Income	$1.79	$0.92	$1.45	$1.86	$1.71	$0.08	$2.71	$2.82	$(0.11)

Foreign currency effect on*:
Net premiums	$(103,209)	$(144,690)	$(111,669)	$(5,676)	$20,565	$(123,774)	$(247,899)	$67,027	$(314,926)
Operating income before income taxes	$(9,666)	$(10,993)	$(17,348)	$(1,337)	$5,608	$(15,274)	$(20,659)	$13,480	$(34,139)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008
Assets
Fixed maturity securities (available for sale):	$9,842,793	$8,831,920	$8,531,804	$9,121,953	$9,667,961
Mortgage loans on real estate	757,501	764,038	775,050	782,282	798,896
Policy loans	1,085,752	1,081,030	1,096,713	1,048,517	1,048,517
Funds withheld at interest	4,675,191	4,505,054	4,520,398	4,806,642	4,825,297
Short-term investments	53,953	54,552	58,123	32,520	47,081
Other invested assets	482,028	582,784	628,649	432,982	418,864

Total investments	16,897,218	15,819,378	15,610,737	16,224,896	16,806,616
Cash and cash equivalents	416,947	586,542	875,403	412,255	362,689
Accrued investment income	119,411	118,140	87,424	138,414	106,679
Premiums receivable and other reinsurance balances	743,643	657,647	640,235	691,120	800,404
Reinsurance ceded receivables	738,926	746,736	735,155	746,790	752,203
Deferred policy acquisition costs	3,615,456	3,602,857	3,610,334	3,498,152	3,460,294
Other assets	117,748	103,014	99,530	132,720	121,282

Total assets	$22,649,349	$21,634,314	$21,658,818	$21,844,347	$22,410,167

Liabilities and Stockholders’ Equity
Future policy benefits	$7,054,930	$6,636,919	$6,431,530	$6,552,508	$6,619,084
Interest-sensitive contract liabilities	7,454,907	7,613,489	7,690,942	7,517,782	7,220,659
Other policy claims and benefits	2,046,887	1,956,834	1,923,018	2,064,578	2,239,868
Other reinsurance balances	144,234	197,695	173,645	127,021	173,162
Deferred income taxes	456,701	251,261	310,360	399,669	561,912
Other liabilities	566,805	577,909	585,199	548,844	599,034
Short-term debt	—	—	—	95,000	—
Long-term debt	816,575	917,913	918,246	922,994	926,095
Collateral finance facility	850,014	850,019	850,035	850,094	850,000
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,123	159,081	159,035	158,990	158,946

Total liabilities	19,550,176	19,161,120	19,042,010	19,237,480	19,348,760

Stockholders’ Equity:
Common stock, at par value	734	734	734	631	631
Warrants	66,912	66,912	66,914	66,915	66,915
Additional paid-in-capital	1,457,711	1,455,022	1,450,041	1,118,288	1,115,540
Retained earnings	1,841,497	1,691,292	1,682,087	1,679,568	1,660,041
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	105,631	(3,050)	19,794	143,729	215,582
Unrealized appreciation (depreciation) of securities, net of income taxes	(332,664)	(695,070)	(553,407)	(358,273)	47,478
Pension and postretirement benefits, net of income taxes	(14,373)	(14,456)	(14,658)	(7,790)	(8,082)

Total stockholders’ equity before treasury stock	3,125,448	2,501,384	2,651,505	2,643,068	3,098,105
Less treasury shares	(26,275)	(28,190)	(34,697)	(36,201)	(36,698)

Total stockholders’ equity	3,099,173	2,473,194	2,616,808	2,606,867	3,061,407

Total liabilities and stockholders’ equity	$22,649,349	$21,634,314	$21,658,818	$21,844,347	$22,410,167

Total stockholders’ equity, excluding AOCI	$3,340,579	$3,185,770	$3,165,079	$2,829,201	$2,806,429

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$807,181	$786,748	$874,348	$740,502	$752,831	$54,350	$1,593,929	$1,478,224	$115,705
Investment income, net of related expenses	104,616	102,561	100,033	99,991	97,462	7,154	207,177	194,893	12,284
Other revenue	920	570	(193)	(42)	552	368	1,490	612	878

Total revenues	912,717	889,879	974,188	840,451	850,845	61,872	1,802,596	1,673,729	128,867

Benefits and expenses:
Claims and other policy benefits	668,870	695,932	753,545	632,258	624,310	44,560	1,364,802	1,276,160	88,642
Interest credited	15,701	15,233	15,513	15,221	14,924	777	30,934	29,714	1,220
Policy acquisition costs and other insurance expenses	115,325	91,533	118,637	107,199	103,231	12,094	206,858	189,281	17,577
Other operating expenses	12,600	14,603	9,828	12,756	12,121	479	27,203	25,359	1,844

Total benefits and expenses	812,496	817,301	897,523	767,434	754,586	57,910	1,629,797	1,520,514	109,283

Operating income before income taxes	100,221	72,578	76,665	73,017	96,259	3,962	172,799	153,215	19,584

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	100,221	72,578	76,665	73,017	96,259	3,962	172,799	153,215	19,584
Investment and Derivative (losses) gains — non-operating	(16,934)	(38,228)	(6,694)	(62,065)	(637)	(16,297)	(55,162)	(3,145)	(52,017)

Income before income taxes	$83,287	$34,350	$69,971	$10,952	$95,622	$(12,335)	$117,637	$150,070	$(32,433)

Loss and Expense Ratios:
Claims and other policy benefits	82.9%	88.5%	86.2%	85.4%	82.9%	0.0%	85.6%	86.3%	-0.7%
Policy acquisition costs and other insurance expenses	14.3%	11.6%	13.6%	14.5%	13.7%	0.6%	13.0%	12.8%	0.2%
Other operating expenses	1.6%	1.9%	1.1%	1.7%	1.6%	0.0%	1.7%	1.7%	0.0%

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands except account values)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,639	$1,709	$1,584	$1,719	$1,592	$47	$3,348	$3,255	$93
Investment income, net of related expenses	105,167	55,827	26,428	43,727	80,920	24,247	160,994	105,951	55,043
Investment related gains (losses), net	(8)	—	—	—	—	(8)	(8)	—	(8)
Other revenue	16,962	15,123	16,018	15,051	14,211	2,751	32,085	25,706	6,379

Total revenues	123,760	72,659	44,030	60,497	96,723	27,037	196,419	134,912	61,507

Benefits and expenses:
Claims and other policy benefits	(341)	1,274	8,151	2,040	865	(1,206)	933	1,050	(117)
Interest credited	69,941	29,752	22,512	37,866	57,243	12,698	99,693	51,725	47,968
Policy acquisition costs and other insurance expenses	35,910	42,476	14,535	10,077	27,513	8,397	78,386	63,154	15,232
Other operating expenses	2,265	2,898	1,649	2,167	1,840	425	5,163	4,174	989

Total benefits and expenses	107,775	76,400	46,847	52,150	87,461	20,314	184,175	120,103	64,072

Operating income before income taxes	15,985	(3,741)	(2,817)	8,347	9,262	6,723	12,244	14,809	(2,565)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,985	(3,741)	(2,817)	8,347	9,262	6,723	12,244	14,809	(2,565)
Investment and Derivative (losses) gains — non-operating (1)	(139,792)	(23,360)	159,276	10,289	(2,949)	(136,843)	(163,152)	2,317	(165,469)
Change in value of B36 embedded derivatives (1)	64,337	(40,425)	(161,021)	(106,797)	(11,452)	75,789	23,912	(159,980)	183,892
GMXB embedded derivatives (1)	161,237	35,213	(230,775)	(35,772)	5,357	155,880	196,450	(935)	197,385
EIA embedded derivatives — interest credited	12,772	8,124	(48,896)	43,871	9,248	3,524	20,896	(55,238)	76,134
EIA embedded derivatives — policy acq. costs	(1,748)	(1,304)	5,697	(8,274)	(2,390)	642	(3,052)	9,700	(12,752)
DAC offset, net	(92,846)	(1,529)	157,941	63,394	2,817	(95,663)	(94,375)	158,118	(252,493)

Income before income taxes	$19,945	$(27,022)	$(120,595)	$(24,942)	$9,893	$10,052	$(7,077)	$(31,209)	$24,132

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2009	2009	2008	2008	2008
Annuity account values (in millions):

Fixed annuities (deferred)	$1,374	$1,406	$1,625	$1,670	$1,527

Net interest spread (fixed annuities):	2.7%	2.4%	1.9%	1.9%	2.0%

Equity-indexed annuities	$3,885	$3,813	$3,806	$3,677	$3,645

Variable annuities:
No riders	$1,090	$1,041	$1,063	$1,251	$1,359
GMDB only	65	58	54	49	32
GMIB only	5	4	4	4	4
GMAB only	54	48	44	45	44
GMWB only	1,327	1,180	795	708	537
GMDB / WB	361	316	287	257	170
Other	30	26	24	26	23

Total VA account values	$2,932	$2,673	$2,271	$2,340	$2,169

Fair value of living benefit riders	$80	$241	$276	$46	$10

Other annuities:	$199	$199	$199	$199	$—

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Investment income, net of related expenses	$(99)	$(65)	$—	$192	$356	$(455)	$(164)	$396	$(560)
Other revenue	4,118	6,571	4,578	3,644	4,314	(196)	10,689	7,058	3,631

Total revenues	4,019	6,506	4,578	3,836	4,670	(651)	10,525	7,454	3,071

Benefits and expenses:
Policy acquisition costs and other insurance expenses	262	338	341	252	250	12	600	448	152
Other operating expenses	801	679	577	747	767	34	1,480	1,413	67

Total benefits and expenses	1,063	1,017	918	999	1,017	46	2,080	1,861	219
Operating income before income taxes	2,956	5,489	3,660	2,837	3,653	(697)	8,445	5,593	2,852

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	2,956	5,489	3,660	2,837	3,653	(697)	8,445	5,593	2,852
Investment and Derivative (losses) gains — non-operating	38	32	(110)	(136)	(2)	40	70	(3)	73

Income before income taxes	$2,994	$5,521	$3,550	$2,701	$3,651	$(657)	$8,515	$5,590	$2,925

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$154,862	$138,056	$126,819	$128,930	$139,530	$15,332	$292,918	$278,522	$14,396
Investment income, net of related expenses	32,115	30,360	32,873	35,836	35,692	(3,577)	62,475	71,725	(9,250)
Investment related gains (losses), net	1,433	1,262	1,419	1,063	978	455	2,695	1,400	1,295
Other revenue	(618)	1,697	826	4,289	13,204	(13,822)	1,079	13,217	(12,138)

Total revenues	187,792	171,375	161,937	170,118	189,404	(1,612)	359,167	364,864	(5,697)

Benefits and expenses:
Claims and other policy benefits	128,312	115,635	102,316	104,339	134,146	(5,834)	243,947	249,417	(5,470)
Interest credited	27	48	68	77	81	(54)	75	220	(145)
Policy acquisition costs and other insurance expenses	36,367	33,067	30,634	27,591	25,526	10,841	69,434	51,952	17,482
Other operating expenses	5,523	4,868	5,591	6,132	5,899	(376)	10,391	11,345	(954)

Total benefits and expenses	170,229	153,618	138,609	138,139	165,652	4,577	323,847	312,934	10,913

Operating income before income taxes	17,563	17,757	23,328	31,979	23,752	(6,189)	35,320	51,930	(16,610)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	17,563	17,757	23,328	31,979	23,752	(6,189)	35,320	51,930	(16,610)
Investment and Derivative (losses) gains — non-operating	7,951	(1,571)	(1,244)	(2,246)	3,026	4,925	6,380	(1,481)	7,861

Income before income taxes	$25,514	$16,186	$22,084	$29,733	$26,778	$(1,264)	$41,700	$50,449	$(8,749)

Loss and Expense Ratios:
Loss ratios (creditor business)	44.1%	41.2%	35.5%	42.3%	90.4%	-46.3%	42.8%	64.1%	-21.3%
Loss ratios (excluding creditor business)	98.6%	99.4%	91.4%	89.1%	97.3%	1.3%	99.0%	95.3%	3.7%
Claims and other policy benefits / (net premiums + investment income)	68.6%	68.7%	64.1%	63.3%	76.6%	-8.0%	68.6%	71.2%	-2.6%
Policy acquisition costs and other insurance expenses	23.5%	24.0%	24.2%	21.4%	18.3%	5.2%	23.7%	18.7%	5.0%
Other operating expenses	3.6%	3.5%	4.4%	4.8%	4.2%	-0.6%	3.5%	4.1%	-0.6%

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

Foreign currency effect on*:
Net premiums	$(22,954)	$(32,673)	$(29,546)	$626	$11,315	$(34,269)	$(55,627)	$31,152	$(86,779)
Operating income before income taxes	$(3,697)	$(5,477)	$(6,164)	$(264)	$2,397	$(6,094)	$(9,174)	$7,112	$(16,286)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$180,017	$173,256	$156,898	$176,184	$185,490	$(5,473)	$353,273	$374,686	$(21,413)
Investment income, net of related expenses	8,120	6,749	7,599	9,065	8,778	(658)	14,869	16,329	(1,460)
Other revenue	538	260	240	33	68	470	798	128	670

Total revenues	188,675	180,265	164,737	185,282	194,336	(5,661)	368,940	391,143	(22,203)

Benefits and expenses:
Claims and other policy benefits	147,018	144,218	106,776	122,521	144,460	2,558	291,236	302,995	(11,759)
Policy acquisition costs and other insurance expenses	10,369	10,817	14,607	21,559	16,026	(5,657)	21,186	33,256	(12,070)
Other operating expenses	18,911	17,117	16,945	15,708	16,678	2,233	36,028	32,422	3,606

Total benefits and expenses	176,298	172,152	138,328	159,788	177,164	(866)	348,450	368,673	(20,223)

Operating income before income taxes	12,377	8,113	26,409	25,494	17,172	(4,795)	20,490	22,470	(1,980)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,377	8,113	26,409	25,494	17,172	(4,795)	20,490	22,470	(1,980)
Investment and Derivative (losses) gains — non-operating	(14)	422	(4,598)	(4,703)	(131)	117	408	614	(206)

Income before income taxes	$12,363	$8,535	$21,811	$20,791	$17,041	$(4,678)	$20,898	$23,084	$(2,186)

Loss and Expense Ratios:
Claims and other policy benefits	81.7%	83.2%	68.1%	69.5%	77.9%	3.8%	82.4%	80.9%	1.5%
Policy acquisition costs and other insurance expenses	5.8%	6.2%	9.3%	12.2%	8.6%	-2.8%	6.0%	8.9%	-2.9%
Other operating expenses	10.5%	9.9%	10.8%	8.9%	9.0%	1.5%	10.2%	8.7%	1.5%

Foreign currency effect on*:
Net premiums	$(41,195)	$(56,890)	$(43,150)	$(9,380)	$588	$(41,783)	$(98,085)	$4,835	$(102,920)
Operating income before income taxes	$(1,747)	$(3,991)	$(7,816)	$(2,015)	$606	$(2,353)	$(5,738)	$1,277	$(7,015)

Critical illness net premiums	$52,697	$46,323	$49,471	$59,227	$67,284	$(14,587)	$99,020	$127,726	$(28,706)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$229,430	$243,728	$227,666	$254,497	$277,716	$(48,286)	$473,158	$518,651	$(45,493)
Investment income, net of related expenses	14,877	12,697	11,317	12,272	12,397	2,480	27,574	23,811	3,763
Other revenue	4,471	9,729	5,106	2,811	1,851	2,620	14,200	4,403	9,797

Total revenues	248,778	266,154	244,089	269,580	291,964	(43,186)	514,932	546,865	(31,933)

Benefits and expenses:
Claims and other policy benefits	179,556	212,414	178,989	201,707	225,011	(45,455)	391,970	418,680	(26,710)
Policy acquisition costs and other insurance expenses	26,526	30,429	25,556	25,053	28,386	(1,860)	56,955	56,467	488
Other operating expenses	18,031	16,171	17,235	17,774	15,801	2,230	34,202	30,903	3,299

Total benefits and expenses	224,113	259,014	221,780	244,534	269,198	(45,085)	483,127	506,050	(22,923)

Operating income before income taxes	24,665	7,140	22,309	25,046	22,766	1,899	31,805	40,815	(9,010)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	24,665	7,140	22,309	25,046	22,766	1,899	31,805	40,815	(9,010)
Investment and Derivative (losses) gains — non-operating	855	(3,567)	2,156	(3,821)	(1,510)	2,365	(2,712)	(996)	(1,716)

Income before income taxes	$25,520	$3,573	$24,465	$21,225	$21,256	$4,264	$29,093	$39,819	$(10,726)

Loss and Expense Ratios:
Claims and other policy benefits	78.3%	87.2%	78.6%	79.3%	81.0%	-2.7%	82.8%	80.7%	2.1%
Policy acquisition costs and other insurance expenses	11.6%	12.5%	11.2%	9.8%	10.2%	1.4%	12.0%	10.9%	1.1%
Other operating expenses	7.9%	6.6%	7.6%	7.0%	5.7%	2.2%	7.2%	6.0%	1.2%

Foreign currency effect on*:

Net premiums	$(39,082)	$(55,173)	$(39,028)	$3,036	$8,629	$(47,711)	$(94,255)	$30,984	$(125,239)
Operating income before income taxes	$(2,785)	$(246)	$(1,972)	$1,078	$2,307	$(5,092)	$(3,031)	$4,423	$(7,454)

Critical illness net premiums	$29,223	$54,152	$48,591	$51,979	$67,348	$(38,125)	$83,375	$113,210	$(29,835)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income
(Includes A&H beginning 1/1/09)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$2,052	$2,550	$1,776	$1,758	$1,396	$656	$4,602	$3,282	$1,320
Investment income, net of related expenses	19,840	15,067	18,384	19,165	19,263	577	34,907	41,289	(6,382)
Investment related gains (losses), net	(17)	—	—	—	—	(17)	(17)	—	(17)
Other revenue	9,895	(91)	(706)	1,978	2,062	7,833	9,804	3,074	6,730

Total revenues	31,770	17,526	19,454	22,901	22,721	9,049	49,296	47,645	1,651

Benefits and expenses:
Claims and other policy benefits	281	271	868	83	35	246	552	37	515
Policy acquisition costs and other insurance expenses	(10,950)	(12,692)	(13,143)	(11,775)	(11,233)	283	(23,642)	(21,206)	(2,436)
Other operating expenses	12,964	10,413	1,869	8,602	8,891	4,073	23,377	19,721	3,656
Interest expense	19,595	22,117	21,552	9,935	21,580	(1,985)	41,712	44,674	(2,962)
Collateral finance facility expense	2,057	2,314	7,432	6,851	6,966	(4,909)	4,371	14,440	(10,069)

Total benefits and expenses	23,947	22,423	18,578	13,696	26,239	(2,292)	46,370	57,666	(11,296)

Operating income before income taxes	7,823	(4,897)	876	9,205	(3,518)	11,341	2,926	(10,021)	12,947

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	7,823	(4,897)	876	9,205	(3,518)	11,341	2,926	(10,021)	12,947
Investment and Derivative (losses) gains — non-operating	(898)	(2,040)	(1,968)	(37,119)	241	(1,139)	(2,938)	(130)	(2,808)
Gain on debt repurchase	38,875	—	—	—	—	38,875	38,875	—	38,875

Income before income taxes	$45,800	$(6,937)	$(1,092)	$(27,914)	$(3,277)	$49,077	$38,863	$(10,151)	$49,014

Foreign currency effect on*:
Net premiums	$22	$46	$55	$42	$33	$(11)	$68	$56	$12
Operating income before income taxes	$(1,437)	$(1,279)	$(1,396)	$(136)	$298	$(1,735)	$(2,716)	$668	$(3,384)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
U.S. Traditional	$100,221	$72,578	$76,665	$73,017	$96,259	$3,962	$172,799	$153,215	$19,584
U.S. Asset Intensive	15,985	(3,741)	(2,817)	8,347	9,262	6,723	12,244	14,809	(2,565)
U.S. Financial Reinsurance	2,956	5,489	3,660	2,837	3,653	(697)	8,445	5,593	2,852

Total U.S. Segment	119,162	74,326	77,508	84,201	109,174	9,988	193,488	173,617	19,871
Canadian Segment	17,563	17,757	23,328	31,979	23,752	(6,189)	35,320	51,930	(16,610)
Europe & South Africa Segment	12,377	8,113	26,409	25,494	17,172	(4,795)	20,490	22,470	(1,980)
Asia Pacific Segment	24,665	7,140	22,309	25,046	22,766	1,899	31,805	40,815	(9,010)
Corporate and Other	7,823	(4,897)	876	9,205	(3,518)	11,341	2,926	(10,021)	12,947

Consolidated	$181,590	$102,439	$150,430	$175,925	$169,346	$12,244	$284,029	$278,811	$5,218

Reinsurance Group of America, Incorporated
Investments

Cash and Invested Assets
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008
Fixed maturity securities, available-for-sale	9,842,793	$8,831,920	$8,531,804	$9,121,953	$9,667,961
Mortgage loans on real estate	757,501	764,038	775,050	782,282	798,896
Policy loans	1,085,752	1,081,030	1,096,713	1,048,517	1,048,517
Funds withheld at interest	4,675,191	4,505,054	4,520,398	4,806,642	4,825,297
Short-term investments	53,953	54,552	58,123	32,520	47,081
Other invested assets	482,028	582,784	628,649	432,982	418,864
Cash and cash equivalents	416,947	586,542	875,403	412,255	362,689

Total cash and invested assets	$17,314,165	$16,405,920	$16,486,140	$16,637,151	$17,169,305

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Average invested assets at amortized cost	$12,976,510	$12,776,598	$12,245,727	$12,185,216	$11,696,386	$1,280,124	$12,737,497	$11,531,787	$1,205,710
Net investment income	$183,823	$174,300	$177,358	$179,193	$173,587	$10,236	$358,123	$344,487	$13,636
Investment yield (ratio of net investment income to average invested assets)	5.79%	5.57%	5.92%	6.01%	6.07%	-0.28%	5.70%	6.06%	-0.36%

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

June 30, 2009						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$3,805,149	$73,700	$396,521	$3,482,328	35.4%	—
Canadian and Canadian provincial governments	1,679,425	341,467	21,651	1,999,241	20.3%	—
Residential mortgage-backed securities	1,202,888	30,323	74,907	1,158,304	11.8%	(13,415)
Foreign corporate securities	1,443,541	40,851	77,531	1,406,861	14.3%	—
Asset-backed securities	503,191	6,434	132,243	377,382	3.8%	(5,220)
Commercial mortgage-backed securities	1,086,649	7,212	281,549	812,312	8.3%	(4,333)
U.S. government and agencies	62,763	2,118	—	64,881	0.7%	—
State and political subdivisions	105,867	2,027	14,712	93,182	0.9%	—
Other foreign government securities	456,387	6,119	14,204	448,302	4.5%	—

Total fixed maturity securities	$10,345,860	$510,251	$1,013,318	$9,842,793	100.0%	$(22,968)

Non-redeemable preferred stock	163,300	1,057	46,825	117,532	72.1%

Common stock	48,378	644	3,488	45,534	27.9%

Total equity securities	$211,678	$1,701	$50,313	$163,066	100.0%

December 31, 2008
				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,577,116	$34,262	$598,745	$3,012,633	35.3%
Canadian and Canadian provincial governments	1,500,511	397,899	7,171	1,891,239	22.2%
Residential mortgage-backed securities	1,231,123	24,838	106,776	1,149,185	13.5%
Foreign corporate securities	1,112,018	14,335	152,920	973,433	11.4%
Asset-backed securities	484,577	2,098	147,297	339,378	4.0%
Commercial mortgage-backed securities	1,085,062	2,258	326,730	760,590	8.9%
U.S. government and agencies	7,555	876	—	8,431	0.1%
State and political subdivisions	46,537	—	7,883	38,654	0.4%
Other foreign government securities	338,349	20,062	150	358,261	4.2%

Total fixed maturity securities	$9,382,848	$496,628	$1,347,672	$8,531,804	100.0%

Non-redeemable preferred stock	187,510	49	64,160	123,399	77.4%
Common stock	40,582	—	4,607	35,975	22.6%

Total equity securities	$228,092	$49	$68,767	$159,374	100.0%

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	June 30, 2009				December 31, 2008
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings
Financial Institutions
Banking	$1,267,644	$1,090,384	21.6%	A	$1,138,663	$924,098	22.2%	A
Brokerage	85,241	76,250	1.5%	BBB+	104,169	96,516	2.3%	A
Finance Comp.	259,163	230,569	4.6%	A	278,132	228,659	5.5%	A+
Insurance	366,708	309,570	6.1%	A-	309,703	222,116	5.4%	A-
REITs	156,818	135,977	2.7%	BBB	153,626	110,172	2.7%	BBB+
Other Finance	202,572	161,607	3.2%	A-	191,650	140,161	3.4%	A

Total Financial Institutions	2,338,146	2,004,357	39.7%		2,175,943	1,721,722	41.5%
Industrials
Basic	249,308	238,133	4.7%	BBB	213,540	173,826	4.2%	BBB+
Capital Goods	204,498	199,016	3.9%	BBB+	187,041	172,958	4.2%	A-
Communications	545,547	554,577	11.0%	BBB+	449,334	425,633	10.3%	BBB+
Consumer Cyclical	256,674	237,805	4.7%	BBB	244,476	198,485	4.8%	BBB+
Consumer Noncyclical	387,640	389,158	7.7%	BBB+	341,126	323,239	7.8%	BBB+
Energy	348,053	349,981	6.9%	BBB+	248,579	215,634	5.2%	BBB+
Technology	95,124	96,994	1.9%	BBB+	55,043	43,998	1.1%	BBB+
Transportation	225,691	209,923	4.2%	BBB	217,515	190,303	4.6%	BBB+
Other Industrial	57,504	32,381	0.7%	BBB	55,898	28,314	0.7%	BBB+

Total Industrials	2,370,039	2,307,968	45.7%		2,012,552	1,772,390	42.9%
Utilities
Electric	459,515	445,643	8.8%	BBB+	446,048	399,235	9.6%	BBB+
Natural Gas	242,659	244,912	4.8%	BBB	200,636	174,308	4.2%	BBB+
Other Utility	24,196	23,462	0.5%	A-	22,320	20,447	0.5%	A-

Total Utilities	726,370	714,017	14.1%		669,004	593,990	14.3%
Other Sectors	25,813	25,913	0.5%	AA	59,728	57,338	1.3%	AA

Total	$5,460,368	$5,052,255	100.0%		$4,917,227	$4,145,440	100.0%

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		June 30, 2009			March 31, 2009			December 31, 2008			September 30, 2008			June 30, 2008
(USD thousands)	Rating Agency		Estimated Fair		Amortized	Estimated Fair			Estimated Fair		Amortized	Estimated		Amortized	Estimated Fair
NAIC Designation	Designation	Amortized Cost	Value	% of Total	Cost	Value	% of Total	Amortized Cost	Value	% of Total	Cost	Fair Value	% of Total	Cost	Value	% of Total
1	AAA	$2,936,383	$2,750,636	27.9%	$2,887,693	$2,631,984	29.8%	$2,851,818	$2,594,429	30.4%	$2,931,176	$2,780,454	30.5%	$2,856,457	$2,777,642	28.7%
1	AA	2,346,453	2,372,392	24.1%	2,205,621	2,188,305	24.8%	2,147,187	2,161,537	25.3%	2,601,007	2,624,357	28.8%	2,572,375	2,809,406	29.1%
1	A	2,051,459	2,030,369	20.6%	1,952,386	1,777,195	20.1%	2,002,963	1,851,764	21.7%	1,947,355	1,779,129	19.5%	2,012,559	2,028,840	21.0%
2	BBB	2,377,473	2,212,591	22.5%	2,284,836	1,877,063	21.3%	1,991,276	1,649,513	19.3%	1,817,281	1,632,806	17.9%	1,812,894	1,730,612	17.9%
3	BB	413,840	322,158	3.3%	386,137	260,276	2.9%	268,276	195,088	2.3%	253,665	231,706	2.5%	267,856	253,695	2.6%
4	B	134,827	94,647	1.0%	88,213	53,946	0.6%	77,830	50,064	0.6%	58,868	43,503	0.5%	51,320	46,722	0.5%
5	CCC and lower	79,407	53,901	0.5%	61,502	36,804	0.4%	33,945	22,538	0.3%	31,336	27,361	0.3%	18,375	17,250	0.2%
6	In or near default	6,018	6,099	0.1%	7,061	6,347	0.1%	9,553	6,871	0.1%	2,636	2,637	0.0%	3,074	3,794	0.0%

	Total	$10,345,860	$9,842,793		$9,873,449	$8,831,920		$9,382,848	$8,531,804		$9,643,324	$9,121,953		$9,594,910	$9,667,961

Structured Fixed Maturity Securities

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
		Estimated Fair	Amortized	Estimated Fair		Estimated Fair	Amortized	Estimated Fair		Estimated Fair
(USD thousands)	Amortized Cost	Value	Cost	Value	Amortized Cost	Value	Cost	Value	Amortized Cost	Value
Residential mortgage-backed securities:
Agency	$736,056	$760,316	$796,869	$829,447	$851,507	$868,479	$859,530	$857,249	$872,914	$871,337
Non-agency	466,832	397,988	447,844	377,842	379,616	280,706	443,461	405,466	428,089	401,199

Total residential mortgage-backed securities	1,202,888	1,158,304	1,244,713	1,207,289	1,231,123	1,149,185	1,302,991	1,262,715	1,301,003	1,272,536
Commercial mortgage-backed securities	1,086,649	812,312	1,087,722	721,992	1,085,062	760,590	1,029,457	905,431	889,792	842,140
Asset-backed securities	503,191	377,382	511,088	385,205	484,577	339,378	483,308	395,907	505,193	452,347

Total	$2,792,728	$2,347,998	$2,843,523	$2,314,486	$2,800,762	$2,249,153	$2,815,756	$2,564,053	$2,695,988	$2,567,023

Reinsurance Group of America, Incorporated
Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	June 30, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$8,316	$6,400	$2,005	$1,166	$7,926	$4,294
2004	8,458	6,001	16,719	10,161	21,305	10,808
2005	17,030	12,137	32,254	18,765	14,040	4,116
2006	—	—	—	—	4,989	1,801
2007	6,607	2,850	—	—	—	—
2008	—	—	—	—	—	—
2009	7,024	7,024	—	—	—	—

Total	$47,435	$34,412	$50,978	$30,092	$48,260	$21,019

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$—	$—	$1,172	$188	$19,419	$12,048
2004	—	—	2,954	3,089	49,436	30,059
2005	15,737	8,218	27,251	3,985	106,312	47,221
2006	4,500	2,080	1,279	249	10,768	4,130
2007	887	306	6,895	4,131	14,389	7,287
2008	—	—	—	—	—	—
2009	—	—	—	—	7,024	7,024

Total	$21,124	$10,604	$39,551	$11,642	$207,348	$107,769

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$11,007	$9,116	$6,509	$4,320	$1,813	$1,227
2004	—	—	21,220	13,437	33,728	26,228
2005	37,134	27,793	36,424	26,471	6,514	2,582
2006	135	134	4,500	2,076	4,998	1,991
2007	—	—	888	283	—	—
2008	—	—	—	—	—	—

Total	$48,276	$37,043	$69,541	$46,587	$47,053	$32,028

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$413	$77	$807	$106	$20,549	$14,846
2004	—	—	7,900	5,727	62,848	45,392
2005	11,908	6,529	17,905	5,739	109,885	69,114
2006	3,442	2,618	3,287	449	16,362	7,268
2007	—	—	19,588	10,880	20,476	11,163
2008	—	—	—	—	—	—

Total	$15,763	$9,224	$49,487	$22,901	$230,120	$147,783

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

	June 30, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$213,506	$217,090	$23,388	$18,839	$20,031	$12,285
2004	46,946	42,224	2,357	1,218	11,557	4,668
2005	194,808	148,261	2,536	818	40,840	21,082
2006	291,833	235,305	24,155	12,230	20,563	12,931
2007	366,769	286,517	40,750	8,505	67,497	17,921
2008	35,410	32,891	33,605	21,797	9,628	2,139
2009	3,942	3,962	—	—	—	—

Total	$1,153,214	$966,250	$126,791	$63,407	$170,116	$71,026

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$5,674	$5,601	$23,390	$17,549	$285,989	$271,364
2004	—	—	—	—	60,860	48,110
2005	23,282	15,258	3,589	726	265,055	186,145
2006	18,958	9,850	17,532	10,070	373,041	280,386
2007	10,170	7,223	—	—	485,186	320,166
2008	—	—	5,159	838	83,802	57,665
2009	—	—	—	—	3,942	3,962

Total	$58,084	$37,932	$49,670	$29,183	$1,557,875	$1,167,798

NOTE: Totals include directly held investments with amortized cost of $1,086.7 million and fair value of $812.3 million as well as investments in funds withheld with amortized cost of $471.2 million and fair value of $355.5 million.

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$250,720	$254,690	$24,276	$17,518	$28,432	$16,744
2004	50,245	46,737	2,147	999	10,603	3,835
2005	200,140	136,101	2,530	682	54,173	30,079
2006	306,478	234,575	16,219	6,074	45,346	31,379
2007	362,226	256,163	50,648	14,343	59,013	20,636
2008	30,017	28,501	23,387	10,698	18,342	11,186

Total	$1,199,826	$956,767	$119,207	$50,314	$215,909	$113,859

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$18,144	$11,938	$—	$—	$321,572	$300,890
2004	—	—	—	—	62,995	51,571
2005	3,679	776	—	—	260,522	167,638
2006	15,283	8,709	1,305	941	384,631	281,678
2007	—	—	—	—	471,887	291,142
2008	—	—	—	—	71,746	50,385

Total	$37,106	$21,423	$1,305	$941	$1,573,353	$1,143,304

NOTE: Totals include directly held investments with amortized cost of $1,085.1 million and fair value of $760.6 million as well as investments in funds withheld with amortized cost of $488.3 million and fair value of $382.7 million.

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$304,595	28.6%	$320,296	20.6%	$322,159	22.7%	$466,855	48.5%	$315,350	64.7%
20% or more for less than six months	$152,606	14.4%	406,885	26.2%	766,789	54.1%	323,511	33.7%	97,591	20.1%
20% or more for six months or greater	$556,117	52.3%	735,831	47.4%	258,724	18.3%	94,982	9.9%	38,715	8.0%

Total	$1,013,318	95.3%	$1,463,012	94.2%	$1,347,672	95.1%	$885,348	92.1%	$451,656	92.8%

Equity Securities

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$5,452	0.5%	$1,070	0.1%	$2,231	0.2%	$5,293	0.6%	$10,562	2.2%
20% or more for less than six months	3,951	0.4%	10,675	0.7%	29,958	2.1%	57,710	6.0%	21,904	4.5%
20% or more for six months or greater	40,910	3.8%	78,062	5.0%	36,578	2.6%	12,291	1.3%	2,550	0.5%

Total	$50,313	4.7%	$89,807	5.8%	$68,767	4.9%	$75,294	7.9%	$35,016	7.2%

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of June 30, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$460,442	$53,092	$1,370,743	$252,696	$1,831,185	$305,788
Canadian and Canadian provincial governments	323,489	11,729	118,952	9,922	442,441	21,651
Residential mortgage-backed securities	131,783	15,862	232,358	26,280	364,141	42,142
Foreign corporate securities	329,259	21,486	237,533	46,620	566,792	68,106
Asset-backed securities	51,225	13,426	204,070	95,932	255,295	109,358
Commercial mortgage-backed securities	164,047	49,928	498,516	230,034	662,563	279,962
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	14,684	1,657	43,380	9,010	58,064	10,667
Other foreign government securities	257,500	13,750	3,685	454	261,185	14,204

Investment grade securities	1,732,429	180,930	2,709,237	670,948	4,441,666	851,878

Non-investment grade securities:
U.S. corporate securities	83,289	21,194	220,355	69,539	303,644	90,733
Asset-backed securities	3,666	5,928	9,297	16,957	12,963	22,885
Foreign corporate securities	8,089	3,583	18,451	5,842	26,540	9,425
Residential mortgage-backed securities	26,943	12,811	33,294	19,954	60,237	32,765
Commercial mortgage-backed securities	—	—	209	1,587	209	1,587
State and political subdivisions	—	—	4,000	4,045	4,000	4,045

Non-investment grade securities	121,987	43,516	285,606	117,924	407,593	161,440

Total fixed maturity securities	$1,854,416	$224,446	$2,994,843	$788,872	$4,849,259	$1,013,318

Non-redeemable preferred stock	25,146	5,847	89,751	40,979	114,897	46,826
Common stock	13,207	1,578	4,902	1,909	18,109	3,487

Equity securities	$38,353	$7,425	$94,653	$42,888	$133,006	$50,313

Total number of securities in an unrealized loss position	516		1,042		1,558

	As of December 31, 2008
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$1,407,547	$240,299	$810,115	$281,947	$2,217,662	$522,246
Canadian and Canadian provincial governments	114,754	2,751	89,956	4,420	204,710	7,171
Residential mortgage-backed securities	190,525	58,026	213,310	39,794	403,835	97,820
Foreign corporate securities	508,102	82,490	140,073	59,816	648,175	142,306
Asset-backed securities	118,608	40,139	173,505	99,147	292,113	139,286
Commercial mortgage-backed securities	523,475	200,567	188,638	126,163	712,113	326,730
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	20,403	1,947	18,250	5,936	38,653	7,883
Other foreign government securities	16,419	33	4,125	117	20,544	150

Investment grade securities	2,899,833	626,252	1,637,972	617,340	4,537,805	1,243,592

Non-investment grade securities:
U.S. corporate securities	140,426	36,615	60,378	39,884	200,804	76,499
Asset-backed securities	3,465	2,060	11,156	5,951	14,621	8,011
Foreign corporate securities	24,637	7,227	2,032	3,387	26,669	10,614
Residential mortgage-backed securities	8,089	5,944	4,496	3,012	12,585	8,956

Non-investment grade securities	176,617	51,846	78,062	52,234	254,679	104,080

Total fixed maturity securities	$3,076,450	$678,098	$1,716,034	$669,574	$4,792,484	$1,347,672

Non-redeemable preferred stock	49,376	22,316	61,249	41,844	110,625	64,160
Common stock	11,804	4,607	—	—	11,804	4,607

Equity securities	$61,180	$26,923	$61,249	$41,844	$122,429	$68,767

Total number of securities in an unrealized loss position	1,039		677		1,716

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2009	2009	2008	2008	2008	Quarter	2009	2008	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(36,942)	$(34,395)	$(15,226)	$(92,388)	$(548)	$(36,394)	$(71,337)	$(5,699)	$(65,638)
Portion of loss recognized in other accumulated comprehensive income (before taxes)	16,135	—	—	—	—	16,135	16,135	—	16,135

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(20,807)	(34,395)	(15,226)	(92,388)	(548)	(20,259)	(55,202)	(5,699)	(49,503)
Impairment losses on equity securities	—	(5,430)	(337)	(16,895)	—	—	(5,430)	—	(5,430)
Gain on investment activity	25,281	12,230	10,204	6,169	5,928	19,353	37,511	16,009	21,502
Loss on investment activity	(18,828)	(19,649)	(5,759)	(8,564)	(4,378)	(14,450)	(38,477)	(9,739)	(28,738)

Net gain/(loss) on fixed maturity and equity securities	(14,354)	(47,244)	(11,118)	(111,678)	1,002	(15,356)	(61,598)	571	(62,169)

Other non-derivative gain/(loss), net	2,998	430	1,481	1,376	1,533	1,465	3,428	1,902	1,526

Free-standing Derivatives:
Credit Default Swaps	9,288	(1,911)	(6,732)	(2,526)	1,413	7,875	7,377	(5,074)	12,451
Interest Rate Swaps	(99,016)	(38,864)	152,098	7,681	(6,462)	(92,554)	(137,880)	(945)	(136,935)
Futures	(48,059)	22,311	10,870	6,120	2,294	(50,353)	(25,748)	2,109	(27,857)
Other	592	270	—	—	—	592	862	—	862
Currency Forwards	1,165	(2,042)	1,638	289	(764)	1,929	(877)	13	(890)

Total free-standing derivatives	(136,030)	(20,236)	157,874	11,564	(3,519)	(132,511)	(156,266)	(3,897)	(152,369)

Embedded Derivatives:
B36	64,337	(40,425)	(161,021)	(106,797)	(11,452)	75,789	23,912	(159,980)	183,892
GMXB	161,237	35,213	(230,775)	(35,772)	5,357	155,880	196,450	(935)	197,385

Total embedded derivatives	225,574	(5,212)	(391,796)	(142,569)	(6,095)	231,669	220,362	(160,915)	381,277

Net gain/(loss) on total derivatives	89,544	(25,448)	(233,922)	(131,005)	(9,614)	99,158	64,096	(164,812)	228,908

Total investment related losses, net	$78,188	$(72,262)	$(243,559)	$(241,307)	$(7,079)	$85,267	$5,926	$(162,339)	$168,265